SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): July 31, 2003
                                                  ------------------------------


                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


                  Delaware                000-29053               04-2751645
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(State or other jurisdiction of   (Commission file number)   (IRS employer
         incorporation)                                      identification no.)


8000 Lee Highway, Falls Church, VA                                      22042
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(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code:  (703) 205-0600
                                                    ----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)      Exhibits

         Number            Title
         ------            -----

         99.1            Press release dated July 31, 2003.

Item 9.  Regulation FD Disclosure.
         ------------------------

         Information provided under Item 12 of Form 8-K

         On July 31, 2003, YDI Wireless, Inc. (the "Company") issued a press release announcing financial results for its second quarter ended June 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             YDI WIRELESS, INC.


Dated: August 1, 2003               By:      /s/ Patrick L. Milton
                                             -----------------------------------
                                             Patrick L. Milton
                                             Chief Financial Officer

                                  EXHIBIT INDEX


Number            Title
------            -----

99.1            Press release dated July 31, 2003.